UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 27, 2013

LNB BANCORP, INC.
(Exact name of registrant as specified in its charter)
Ohio	0-13203	34-1406303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
457 Broadway, Lorain, Ohio	44052-1769
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

LNB BANCORP, INC. (NASDAQ: LNBB), the holding company for Lorain National Bank, today announced James B. Baemel, a 27-year banking veteran, has been named senior vice president and SBA business lending manager for Lorain National Bank. Mr. Baemel will be responsible for leading the recently developed SBA commercial lending sales team at LNB, which will serve businesses across a nine state area. Mr. Baemel and his team will be located in a new LNB loan office in Columbus, OH.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of September 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

(Registrant)

Date:	September 27, 2013	By: /s/ Gary J. Elek
Gary J. Elek
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated as of September 27, 2013